                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)    December 6, 1996
                                                          ----------------


                               PINNACLE MICRO, INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)



             Delaware                   0-21892            33-0238563
   ----------------------------     --------------     ------------------
   (State or other jurisdiction      (Commission        (I.R.S. Employer
         of incorporation)           File Number)      Identification No.)



           19 Technology Drive, Irvine, California           92618
           ----------------------------------------        ----------
           (Address of principal executive offices)        (Zip code)


    Registrant's telephone number, including area code:  (714) 789-3000
                                                         ---------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed, since last report)


                               Page 1 of 10 Pages

ITEM 5.  OTHER EVENTS

As previously announced by the Company, Lawrence Goelman, the company's interim President and CEO, resigned from the Company and the Board of Directors on December 6, 1996, citing differences with certain shareholders of the Company. At a Board of Directors' meeting held on December 8, 1996, Kenneth Campbell was appointed President of the Company. In other changes to the Company's Board of Directors, Charles Laverty resigned on December 6 and Scott Blum resigned from the Board on December 8, 1996. Ken Campbell, Roger Hay and William Blum have been elected Directors of the Company. Hans Imhof joined the Company's Board of Directors in November 1996.

William Blum, Scott Blum and certain trusts established by the Blums have entered into a standstill agreement with the Company. Under the terms of the agreement, the stockholders agreed to certain provisions regarding the Company and the voting of their shares. In return, the Company agreed within a reasonable time after it files its Annual Report on Form 10-K for the fiscal year ending December 28, 1996 to file with the Securities and Exchange Commission a registration statement providing for the resale of shares of the Company's common stock held by such stockholders. Additional information regarding these events and the terms of the standstill agreement are contained in the exhibits to this Current Report and are incorporated herein by reference.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

As previously announced, Lawrence Goelman resigned from the Company as interim President and CEO and as a Director on December 6, 1996. In his resignation letter, Mr. Goelman cited his belief that certain interests which continue to hold a substantial equity position in the Company interfered with Mr. Goelman's attempts to restructure the Company's management team and operations. A copy of such resignation letter is attached to this Current Report as an exhibit and is incorporated herein.

(C)      EXHIBITS


10.1     Stand-still and Voting Rights Agreement dated December 8, 1996
17.1     Letter of December 6, 1996 to Daryl White from Lawrence Goelman
20.1     Press Release dated December 9, 1996

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 12, 1996


                                           PINNACLE MICRO, INC.


                                           By: /s/ KENNETH CAMPBELL
                                           -----------------------------------
                                                   Kenneth Campbell
                                                   President


                                           By: /s/ ROGER HAY
                                           ------------------------------------
                                                   Roger Hay
                                                   Executive Vice President and
                                                   Chief Financial Officer